                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                                                                        $ 7,694,896.63

RECEIPTS:
     1. Receipts from Operations                                                                         $    16,762.66
     2. Other Receipts                                                                                   $            -
                                                                                                         --------------

TOTAL RECEIPTS                                                                                           $    16,762.66

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                                                                     $            -
         b. Others                                                                                       $            -

     4. Taxes
         a. Federal Income Taxes                                                                         $            -
         b. FICA Withholdings                                                                            $            -
         c. Employee's withholdings                                                                      $            -
         d. Employer's FICA                                                                              $            -
         e. Federal Unemployment Taxes                                                                   $            -
         f. State Income Tax                                                                             $            -
         g. State Employee withholdings                                                                  $            -
         h. All other state taxes                                                                        $            -

     5. Necessary Expenses (Paid by Parent or Affiliate)
         a. Rent or mortgage payment(s)                                                                  $            -
         b. Utilities                                                                                    $            -
         c. Insurance                                                                                    $            -
         d. Merchandise bought for manufacture or sell                                                   $            -
         e. Other necessary expenses
             U.S. Trustee Fee                                                                            $            -
             Professional Fees                                                                           $    11,583.46
             Record Storage Fees                                                                         $       666.13
                                                                                                         --------------

TOTAL DISBURSEMENTS                                                                                      $    12,249.59
Less:  Disbursements paid by Parent or Affiliates                                                        $   (12,249.59)
                                                                                                         --------------
ADJUSTED TOTAL DISBURSEMENTS                                                                             $            -

                                                                                                         --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                                      $    16,762.66

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                                                                  $            -
                                                                                                         --------------

ENDING BALANCE IN Bank of America 3751607047                                                             $ 6,892,148.37
ENDING BALANCE IN Bank of America 3751567556                                                             $   819,510.92

                                                                                                         --------------
ENDING BALANCE IN ALL ACCOUNTS                                                                           $ 7,711,659.29
                                                                                                         ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2004

Bank:                    Bank of America
Location:                Dallas, TX
Account Name:            Customer Connection Analyzed Checking
Account Number:          3751607047

     DATE RECEIVED                         DESCRIPTION                               AMOUNT
     -------------                         -----------                               ------
Receipts from Operations:

       4/20/2004                            Jones Boys                                       2,000.00
       4/20/2004                          Bruce Johnson                                      2,500.00
       4/20/2004                      Specialty Outsourcing                                  3,000.00
       4/20/2004                         Telecom Services                                    7,262.66
       4/30/2004                        Blockwell Funding                                    2,000.00

                                                                             ------------------------
                                                                       Total $              16,762.66
                                                                             ========================

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF INVENTORY

    Beginning Inventory              $               -
    Add: purchases                   $               -
    Less: goods sold                 $               -
                                     -----------------
    Ending inventory                 $               -
                                     =================

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period    $               -
    Payroll taxes due but unpaid     $               -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                              DATE REGULAR          AMOUNT OF             NUMBER OF                AMOUNT OF
NAME OF CREDITOR/LESSOR      PAYMENT IS DUE      REGULAR PAYMENT     PAYMENTS DELINQUENT      PAYMENTS DELINQUENT
-----------------------      --------------      ---------------     --------------------     -------------------
Waterton Printers Square        Monthly            $ 12,784.41               0                $                 -
One Wilshire Arcade             Monthly            $ 24,965.68               1                $         24,965.68

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF AGED RECEIVABLES

         ACCOUNTS RECEIVABLE                               3RD PARTY*          INTERCOMPANY          TOTAL
                                                        --------------------------------------------------------
Beginning of month balance                              $ 99,741,278.41        $ 119,099.49      $ 99,860,377.90
Add: sales on account                                   $             -        $          -      $             -
Less: customer credits                                  $             -        $          -      $             -
Less: collections                                       $    (16,762.66)       $          -      $    (16,762.66)
Less: offsets                                           $             -        $          -      $             -
Less: application of customer deposits                                         $          -      $             -
                                                        --------------------------------------------------------
End of month balance                                    $ 99,724,515.75        $ 119,099.49      $ 99,843,615.24
                                                        ========================================================

0-30 Days         31-60 Days              61-90 Days            Over 90 Days    End of Month Total
---------         ----------              ----------            ------------    ------------------
$       -         $        -            $          -           $ 99,724,515.75  $    99,724,515.75

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                     3RD PARTY             INTERCOMPANY           TOTAL
                                                   --------------------------------------------------------
Beginning of month balance                         $    534,436.18        $8,009,876.74     $  8,544,312.92
Add: sales on account**                            $     12,249.59        $           -     $     12,249.59
Add: intercompany activity
   Expenses paid directly by Parent or Affiliate   $    (12,249.59)       $   12,249.59     $             -
   Net cash advanced by Parent or Affiliate        $             -        $           -     $             -
   Credit extended by Parent or Affiliate          $             -        $           -     $             -
   Amounts collected on behalf of Affiliate        $             -        $           -     $             -
Less: payments                                     $             -        $           -     $             -
                                                   --------------------------------------------------------
End of month balance                               $    534,436.18        $8,022,126.33     $  8,556,562.51
                                                   ========================================================

0-30 Days         31-60 Days          61-90 Days          Over 90 Days           End of Month Total
---------         ----------          ----------          ------------           ------------------
$       -         $        -       $           -          $ 534,436.18           $   534,436.18

 * Accounts receivable balances represent gross amounts due from former customers. The vast majority of these balances are either being pursued via collection litigation or are claims against the former customers' bankruptcy estates. Thus, it is highly likely that a significant amount of the gross accounts receivable will not be collected.

 **The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of the report date, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $4,759,294.

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: World Access Telecommunications Group       CASE NUMBER: 01-14645-SPS

                      For the Month Ending: April 30, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.        Federal income taxes                     Yes (X)           No ( )

2.        FICA withholdings                        Yes (X)           No ( )

3.        Employee's withholdings                  Yes (X)           No ( )

4.        Employer's FICA                          Yes (X)           No ( )

5.        Federal unemployment taxes               Yes (X)           No ( )

6.        State income tax                         Yes (X)           No ( )

7.        State employee withholdings              Yes (X)           No ( )

8.        All other state taxes                    See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                              __________________________________
                                              For the Debtor In Possession

                                              Henry C. Lyon
                                              Designated Officer

                             OPERATING REPORT Page 6